UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 25, 2022
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(Exact name of registrant as specified in its charter)
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Delaware	000-50171	36-4415727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
590 Madison Avenue, 35th Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 1 (786) 668-5839
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TZOO	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
                                         Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01.         Entry into a Material Definitive Agreement.

On November 25, 2022, Travelzoo, a Delaware corporation (the “Company”), as Seller, entered into a Stock Purchase Agreement (together with its exhibits and schedules, the “SPA”) with Azzurro Capital Inc., a company organized under the laws of the Cayman Islands (the “Investor”), as Purchaser. The Investor is the Company’s largest shareholder.

Pursuant to the SPA, and subject to certain customary closing conditions, including shareholder approval, the Company has agreed to issue and sell, and the Investor has agreed to purchase, a total of 3,410,000 shares of common stock of the Company (the “Shares”) in exchange for consideration (the “Purchase Price”) comprised of (a) $10,000,000 payable at the election of the Investor, in cash or as a combination of no less than $2,000,000 in cash and up to $8,000,000 in the form of a secured promissory note to be repaid in two installments in March and June 2023 (the “Promissory Note”); and (b) shares of common stock representing all of the outstanding equity securities of Metaverse Travel Experiences, Inc., a New York corporation and wholly owned subsidiary of the Investor (“MTE”). Following the consummation of the issuance of the Shares ("Private Placement"), the Investor, together with its affiliates, will own approximately 50.01% of the common stock of the Company. MTE currently operates a Metaverse experiences scouting business and provides such services exclusively to the Company’s new Travelzoo META business pursuant to a service agreement. MTE has significant net operating losses that can be utilized by the Company.

The SPA provides for an upward or downward adjustment of the Purchase Price at the closing date if, between the date of the SPA and the closing date, the average Nasdaq closing stock price of the shares of common stock of the Company increases or decreases by ten percent or more (compared to the issuance price indicated in the SPA) and remains above or below such threshold for 15 consecutive business days or more.

The SPA provides that the offer and sale of the Shares to the Investor in the Private Placement will be made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act or another available exemption from registration under the Securities Act of 1933. The SPA provides further that a portion of the Shares corresponding to the cash consideration and the agreed-upon valuation of MTE will be registered with the Securities and Exchange Commission not later than 45 days after the closing date by way of a registration statement on Form S-3 covering the resale of such portion of the Shares.

In the SPA, the Investor has agreed to a standstill for a period of twelve months from the closing date, preventing the Investor, amongst others, from, directly or indirectly, acquiring any additional voting securities of the Company, participating in any solicitation of proxies or otherwise influence anyone with respect to the voting of voting securities of the Company, submitting any proposal for any extraordinary transaction involving the Company, participating in a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) in connection with any voting securities of the Company, influence the board composition, and selling, transferring or disposing of any shares of the Company’s common stock (subject to customary carve-outs) if such sale, transfer or disposal would reduce the total number of shares of the Company held by the Investor below 3,410,000 (with such minimum number of shares to be held by Investor not including any shares issued in the transaction that are pledged as collateral securing the Promissory Note).

The SPA contains customary representations, warranties and covenants for transactions of this type, including but not limited to representations, warranties and covenants made and given by the Company, the Investor and MTE. Pursuant to, and subject to certain limitations contained in, the SPA, the Investor has agreed to indemnify the Company against losses caused by, amongst others, inaccuracies in the Investor’s and MTE’s representations and warranties and the breach of any covenant, agreement or obligation to be performed by the Investor or MTE pursuant to the SPA.

Subject to the satisfaction or waiver of all closing conditions, including the obtaining of shareholder approval, the Private Placement is expected to close on or around December 28, 2022. The SPA may be terminated by either party if the transactions contemplated by the SPA have not been consummated on or before March 31, 2023.

At the closing, MTE will be absorbed into the Company by way of a two-step merger transactions that results in MTE becoming a Delaware LLC and wholly owned subsidiary of the Company.

The SPA was reviewed and unanimously approved by a Special Committee of the Board of Directors of the Company, which consists solely of independent directors (the “Committee”).

Stout Risius Ross, LLC acted as the independent financial adviser to the Committee and Ballard Spahr LLP acted as the independent legal adviser to the Committee. Grant Thornton LLP served as tax advisor to the Company.

The Company expects this transaction to result in, among other things, an improved cash position, lower operating expenses for Travelzoo META and an improved tax position for the Company going forward.

The information set forth above relating to the SPA is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 2.1 to this Form 8-K, and which is incorporated by reference herein.

Forward-Looking Statements

Statements that do not relate strictly to historical or current facts are forward-looking and usually identified by the use of words such as "anticipate," "estimate," "approximate," "expect," "intend," "plan," "believe" and other words of similar meaning in connection with any discussion of future operating or financial matters. Without limiting the generality of the foregoing, forward-looking statements contained in this report include the matters discussed regarding the expectation of strategies, objectives, and growth and anticipated financial and operational performance of the Company and its subsidiaries. A variety of factors could cause the Company's actual results to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance and results of the Company's business and forward-looking statements include, but are not limited to those set forth herein. Any forward-looking statement speaks only as of the date on which such statement is made and the Company does not intend to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO

Date:	November 25, 2022	By:	/s/ Wayne Lee
Wayne Lee Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

2.1	Stock Purchase Agreement entered into on November 25, 2022 by and between Travelzoo and Azzurro Capital Inc.